1 Fiscal 2018 First Quarter Results John L. Walsh President & CEO, UGI Corporation Kirk R. Oliver Chief Financial Officer, UGI Corporation Jerry E. Sheridan President & CEO, AmeriGas Partners

2 About This Presentation This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K for a more extensive list of factors that could affect results. Among them are adverse weather conditions, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, continued analysis of recent tax legislation, liability for uninsured claims and for claims in excess of insurance coverage, domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East, and foreign currency exchange rate fluctuations (particularly the euro), changes in Marcellus Shale gas production, the availability, timing and success of our acquisitions, commercial initiatives and investments to grow our business, our ability to successfully integrate acquired businesses and achieve anticipated synergies, and the interruption, disruption, failure, malfunction, or breach of our information technology systems, including due to cyber-attack. UGI undertakes no obligation to release revisions to its forward- looking statements to reflect events or circumstances occurring after today. In addition, this presentation uses certain non-GAAP financial measures. Please see the appendix for reconciliations of these measures to the most comparable GAAP financial measure. UGI Corporation | Fiscal 2018 First Quarter Results

3 John Walsh President & CEO, UGI First Quarter Recap John L. Walsh President & CEO, UGI

4 Q1 Earnings Recap • Adjusted EPS up ~11% versus prior year period • Tax rate changes in the U.S. and France contributed $0.09, net Adjusted EPS is a non-GAAP measure. See Appendix for reconciliation. $0.91 $1.01 Q1 2017 Q1 2018 Adjusted EPS AmeriGas UGI International Gas Utility Midstream & Marketing Q1 2018 Weather Versus: Prior Year 9.9% colder 7.0% warmer 6.2% colder 6.0% colder UGI Corporation | Fiscal 2018 First Quarter Results Q1 2018 Weather Versus: Normal AmeriGas UGI International Gas Utility Midstream & Marketing 1.9% warmer1.1% warmer0.9% warmer1.4% warmer

Key Accomplishments



AmeriGas
FINAGAZ

- The PennEast Pipeline received final FERC certificate on January 19th and we expect construction to begin by the end of 2018
- Strong LNG demand driven by increased peak day demand and capacity constraints
- Gas Utility added nearly 3,800 new residential heating and commercial customers in Q1 FY18 and remains on pace with its infrastructure replacement program
- AmeriGas team utilized its leading distribution network to navigate a challenging LPG supply environment in late December / early January
- Contributions from the recent DVEP and UniverGas acquisitions as well as Finagaz synergies helped to offset the challenging weather environment in Europe

UGI Corporation | Fiscal 2018 First Quarter Results
5

6 John Walsh President & CEO, UGI First Quarter Financial Review Kirk R. Oliver Chief Financial Officer, UGI

7 Q1 2017 Q1 2018 Net income attributable to UGI Corporation (GAAP) $230.7 $365.9 Net gains on commodity derivative instruments1,3 (52.2) (4.6) Unrealized (gains) losses on foreign currency derivative instruments1 (0.8) 0.1 Integration expenses associated with Finagaz1 5.3 1.2 Loss on extinguishment of debt 1 5.3 - Impact from change in French tax rate (27.4) (17.3) Impact from Tax Cuts and Jobs Act - (166.0) Adjusted net income attributable to UGI Corporation $160.9 $179.3 Q1 Adjusted Earnings Q1 2017 Q1 2018 UGI Corporation - Diluted Earnings Per Share (GAAP) $1.30 $2.07 Net gains on commodity derivative instruments3 (0.29) (0.03) Unrealized (gains) losses on foreign currency derivative instruments2 (0.01) - Integration expenses associated with Finagaz 0.03 0.01 Loss on extinguishment of debt 0.03 - Impact from change in French tax rate (0.15) (0.10) Impact from Tax Cuts and Jobs Act - (0.94) Adjusted diluted earnings per share $0.91 $1.01 1 Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates 2 Includes the effects of rounding 3 Derivative instruments not associated with the current period. ($ millions, except per share amounts) UGI Corporation | Fiscal 2018 First Quarter Results

8 One-time benefit First fiscal quarter U.S. Tax Cuts and Jobs Act $0.94 $0.12 French Finance Bill $0.10 $(0.03) Net Impact $1.04 $0.09 Included in adjusted EPS No Yes Summary of Q1 Tax Adjustments Adjusted EPS is a non-GAAP measure. See appendix for reconciliation.UGI Corporation | Fiscal 2018 First Quarter Results • For the full year, on a combined basis, excluding one-time benefit to EPS, these tax law changes are expected to have a net benefit to EPS of $0.15 - $0.25

9 Q1 Results Recap Adjusted EPS is a non-GAAP measure. See appendix for reconciliation.UGI Corporation | Fiscal 2018 First Quarter Results AmeriGas $0.12 - $0.01$0.03 $0.16 UGI International 0.38 (0.03) (0.01)(0.03) 0.31 Midstream & Marketing 0.17 - 0.010.03 0.21 UGI Utilities 0.25 - 0.040.05 0.34 Corp & Other (0.01) - (0.01)0.01 (0.01) Total $0.91 $0.04$0.09 $1.01$(0.03) Q1 FY17 Adjusted EPS French Tax Refunds Core Business Operations French and U.S. Tax Legislation Q1 FY18 Adjusted EPS $0.91 $(0.03) $0.04 $0.09 $1.01

10 Q1 2017 Q1 2018 Adjusted EBITDA $185.1 Retail Margin 2.6 Wholesale and Other Total Margin 2.1 Partnership Operating and Administrative Expenses (3.5) Other Income and Expense, net 7.8 Adjusted EBITDA $194.1 Financial Results – AmeriGas Q1 2017 Q1 2018 colder warmer (13.5)% (10.3)% Weather versus normal 9.9% colder than prior year Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation. ($ millions) Total margin (1.4)% UGI Corporation | Fiscal 2018 First Quarter Results Item Primary Drivers Volume ↔ Late December cold weather drove sales volume after quarter-end Total Margin ↑ Slightly higher retail unit margins and higher non-propane total margin Operating and Admin Expenses ↑ Higher vehicle and outside services expenses Other Income & Expense ↑ Absence of a prior year correction of gains on sales of fixed assets

11 Q1 2017 Q1 2018 Income Before Taxes $84.0 Total Margin 18.3 Operating and Administrative Expenses (8.3) Depreciation and Amortization (4.3) Interest Expense (0.8) Other Income and Expense, net (6.3) Income Before Taxes $82.6 Integration Expenses 8.1 1.9 Adjusted Income Before Taxes $92.1 $84.5 Financial Results – UGI International Weather versus normal -6.2%-7.4% 7.0% warmer than prior year ($ millions) Adjusted Income Before Taxes is a non-GAAP measure. Q1 2017 Q1 2018 colder warmer 6.6% (0.9)% UGI Corporation | Fiscal 2018 First Quarter Results Item Primary Drivers Volume ↑ Volume from acquisitions offset by warmer weather Total Margin ↑ Stronger Fx rates; margin from acquisitions Operating and Admin Expenses ↑ Stronger Fx rates and incremental expenses from acquisitions; partially offset by Finagaz synergies Other Income & Expense ↓ Impact of foreign currency hedging contracts

Financial Results – Midstream & Marketing

($ millions)	Q1 2017		Q1 2018
Income Before Taxes	$ 49.1		
Total Margin		11.0	
Operating and Administrative Expenses		(3.7)	
Depreciation and Amortization		(2.1)	
Other Income and Expenses, net		(1.7)	
Income Before Taxes			$52.6

Item	Primary Drivers
Total Margin ↑	Sunbury pipeline, peaking contracts, impact of colder weather, higher electricity generation margin
Operating and Admin Expenses ↑	Higher wage and benefit expenses and greater peaking and gathering activities
Other Income & Expense ↓	Absence of AFUDC income associated with Sunbury partially offset by greater AFUDC income from PennEast

Weather versus normal


colder
Q1 2017
Q1 2018
(6.8)%
(1.1)%
warmer

6.2% colder than prior year

UGI Corporation | Fiscal 2018 First Quarter Results
12

13 Q1 2017 Q1 2018 Income Before Taxes $72.2 Total Margin 19.4 Operating and Administrative Expenses (2.4) Depreciation and Amortization (3.0) Interest Expense (0.9) Other Income and Expense, net 0.1 Income Before Taxes $85.4 Financial Results – Utilities Q1 2017 Q1 2018 colder warmer (1.9)%(6.3)% Gas Utility weather versus normal 6.0% colder than prior year ($ millions) UGI Corporation | Fiscal 2018 First Quarter Results Item Primary Drivers Volume ↑ Core market throughput due to colder weather and customer growth Total Margin ↑ Core market throughput, increase in PNG base rates, higher large firm delivery service total margin Operating and Admin Expenses ↑ Higher distribution, uncollectible accounts, and IT expenses, partially offset by a favorable payroll adjustment associated with prior years Depreciation and Amortization ↑ Increased capital expenditure activity

14 A m eriG as Jerry Sheridan President & CEO, AmeriGas AmeriGas First Quarter Recap Jerry E. Sheridan President & CEO, AmeriGas

15 -1.4% -6.6% -10.3% -10.1% -12.0% -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% Q1 Q1 Excluding last week of December FY18 FY17 • Volume flat due to fairly uneven weather throughout the quarter • Impact of late-December weather experienced after quarter-end • 9.9% colder versus prior year; 3.8% colder excluding last week of December • Unit margins up ~$0.01 despite average costs at Mt. Belvieu that are 64% higher than prior year Adjusted EBITDA is a non-GAAP measure. See appendix for reconciliation. AmeriGas Q1 2018 Earnings Recap $551.2 Q1 2017 Q1 2018 Adjusted EBITDA ($ in millions) $185.1 $194.1 Weather (% of 15-year normal) UGI Corporation | Fiscal 2018 First Quarter Results

16 Transport Fleet Responds to Ensure Security of Supply $551.2 Northeast Southeast UGI Corporation | Fiscal 2018 First Quarter Results • Each green dot is an AmeriGas transport truck • We moved significant transport assets eastward to keep service levels high

17 Growth Initiatives Cylinder Exchange • Demand remains high • Volume was up 9% vs. Q1 2017 National Accounts • Added 11 new customers in Q1 • Volume was up 7% vs. Q1 2017 Acquisitions • No acquisitions in the quarter • Pipeline remains strong UGI Corporation | Fiscal 2018 First Quarter Results

18 Conclusion and Q&A John L. Walsh President & CEO, UGI

19 Key Growth Drivers • The extreme cold weather in the eastern U.S. in late December /early January highlights need for continued investment in Nat Gas infrastructure • PennEast will deliver incremental new pipeline capacity to areas in need • Seeking opportunities to expand our existing midstream system • Texas Creek gathering system and Manning LNG performing well • Adding Steelton LNG storage and vaporization unit in second quarter • Utility deploying record levels of capital • AmeriGas entered the second quarter with momentum from colder weather at the end of the first quarter; ACE and National Accounts growth remains strong • International’s recent acquisitions adding to earnings; Finagaz integration to conclude in FY18 UGI Corporation | Fiscal 2018 First Quarter Results

20 Q&A

21 APPENDIX

22 • Management uses "adjusted net income attributable to UGI" and "adjusted diluted earnings per share," both of which are non-GAAP financial measures, when evaluating UGI's overall performance. For the periods presented, adjusted net income attributable to UGI is net income attributable to UGI Corporation after excluding net after-tax gains and losses on commodity and certain foreign currency derivative instruments not associated with current period transactions (principally comprising changes in unrealized gains and losses on derivative instruments), Finagaz integration expenses, losses associated with extinguishments of debt and the impact on net deferred tax liabilities from a change in French corporate income tax rate and U.S. tax reform legislation. Volatility in net income at UGI can occur as a result of gains and losses on commodity and certain foreign currency derivative instruments not associated with current period transactions but included in earnings in accordance with U.S. generally accepted accounting principles ("GAAP"). • Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impact of (1) gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions and (2) other significant discrete items that can affect the comparison of period-over-period results. • The following tables on the following slides reconcile net income attributable to UGI Corporation, the most directly comparable GAAP measure, to adjusted net income attributable to UGI Corporation, and reconciles diluted earnings per share, the most comparable GAAP measure, to adjusted diluted earnings per share, to reflect the adjustments referred to above. UGI Supplemental Footnotes UGI Corporation | Fiscal 2018 First Quarter Results

UGI Adjusted Net Income and EPS

UGI CORPORATION

Quarter Ended December 31, 2017	Total	AmeriGas Propane	UGI International	Midstream & Marketing	UGI Utilities	Corporate & Other
Adjusted net income attributable to UGI Corporation:						
Net income attributable to UGI Corporation	$ 365.9	$ 141.6	$ 61.1	$ 112.0	$ 68.3	$ (17.1)
Net gains on commodity derivative instruments not associated with current-period transactions (net of tax of $2.1) (a)	(4.6)	—	—	—	—	(4.6)
Unrealized losses on foreign currency derivative instruments (net of tax of $(0.0)) (a)	0.1	—	—	—	—	0.1
Integration expenses associated with Finagaz (net of tax of $(0.7)) (a)	1.2	—	1.2	—	—	—
Impact from change in French tax rate	(17.3)	—	(17.3)	—	—	—
Impact from Tax Cuts and Jobs Act	(166.0)	(113.1)	9.3	(74.3)	(8.1)	20.2
Adjusted net income (loss) attributable to UGI Corporation	$ 179.3	$ 28.5	$ 54.3	$ 37.7	$ 60.2	$ (1.4)
Adjusted diluted earnings per share:						
UGI Corporation earnings per share - diluted	$ 2.07	$ 0.80	$ 0.35	$ 0.63	$ 0.39	$ (0.10)
Net gains on commodity derivative instruments not associated with current-period transactions	(0.03)	—	—	—	—	(0.03)
Unrealized losses on foreign currency derivative instruments	—	—	—	—	—	—
Integration expenses associated with Finagaz	0.01	—	0.01	—	—	—
Impact from change in French tax rate	(0.10)	—	(0.10)	—	—	—
Impact from Tax Cuts and Jobs Act	(0.94)	(0.64)	0.05	(0.42)	(0.05)	0.12
Adjusted diluted earnings (loss) per share	$ 1.01	$ 0.16	$ 0.31	$ 0.21	$ 0.34	$ (0.01)

(a) Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates.

UGI Corporation | Fiscal 2018 First Quarter Results

23

UGI Adjusted Net Income and EPS

UGI CORPORATION

Quarter Ended December 31, 2016	Total	AmeriGas Propane	UGI International	Midstream & Marketing	UGI Utilities	Corporate & Other
Adjusted net income attributable to UGI Corporation:						
Net income attributable to UGI Corporation	$ 230.7	$ 16.6	$ 88.3	$ 29.9	$ 44.3	$ 51.6
Net gains on commodity derivative instruments not associated with current-period transactions (net of tax of $33.3) (a) (b)	(52.2)	—	—	—	—	(52.2)
Unrealized gains on foreign currency derivative instruments (net of tax of $0.4) (a)	(0.8)	—	—	—	—	(0.8)
Loss on extinguishments of debt (net of tax of $(3.4)) (a)	5.3	5.3	—	—	—	—
Integration expenses associated with Finagaz (net of tax of $(2.8)) (a)	5.3	—	5.3	—	—	—
Impact from change in French tax rate	(27.4)		(27.4)			
Adjusted net income (loss) attributable to UGI Corporation	$ 160.9	$ 21.9	$ 66.2	$ 29.9	$ 44.3	$ (1.4)
Adjusted diluted earnings per share:						
Net income attributable to UGI Corporation	$ 1.30	$ 0.09	$ 0.50	$ 0.17	$ 0.25	$ 0.29
Net gains on commodity derivative instruments not associated with current-period transactions	(0.29)	—	—	—	—	(0.29)
Unrealized gains on foreign currency derivative instruments (b)	(0.01)	—	—	—	—	(0.01)
Loss on extinguishments of debt	0.03	0.03	—	—	—	—
Integration expenses associated with Finagaz	0.03	—	0.03	—	—	—
Impact from change in French tax rate	(0.15)		(0.15)			
Adjusted diluted earnings (loss) per share	$ 0.91	$ 0.12	$ 0.38	$ 0.17	$ 0.25	$ (0.01)

(a) Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates.
(b) Includes the effects of rounding.

UGI Corporation | Fiscal 2018 First Quarter Results

24

25 • The enclosed supplemental information contains a reconciliation of earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA to Net Income. • EBITDA and Adjusted EBITDA are not measures of performance or financial condition under GAAP. Management believes EBITDA and Adjusted EBITDA are meaningful non-GAAP financial measures used by investors to compare the Partnership's operating performance with that of other companies within the propane industry. The Partnership's definitions of EBITDA and Adjusted EBITDA may be different from those used by other companies. • EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss) attributable to AmeriGas Partners, L.P. Management uses EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of the Partnership to that of other master limited partnerships without regard to their financing methods, capital structure, income taxes or historical cost basis. Management uses Adjusted EBITDA to exclude from AmeriGas Partners’ EBITDA gains and losses that competitors do not necessarily have to provide additional insight into the comparison of year- over-year profitability to that of other master limited partnerships. In view of the omission of interest, income taxes, depreciation and amortization, gains and losses on commodity derivative instruments not associated with current-period transactions, and other gains and losses that competitors do not necessarily have from Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners, L.P. for the relevant periods. Management also uses Adjusted EBITDA to assess the Partnership's profitability because its parent, UGI Corporation, uses the Partnership's Adjusted EBITDA to assess the profitability of the Partnership, which is one of UGI Corporation’s business segments. UGI Corporation discloses the Partnership's Adjusted EBITDA as the profitability measure for its domestic propane segment. AmeriGas Supplemental Footnotes UGI Corporation | Fiscal 2018 First Quarter Results

26 AmeriGas EBITDA and Adjusted EBITDA UGI Corporation | Fiscal 2018 First Quarter Results (Mil l ions of dol lars) EBITDA and Adjusted EBITDA Net income attributable to AmeriGas Partners $ 104.4 $ 92.0 Income tax expense Interest expense Depreciation Amortization BITD 194.8 177.4 Subtract net gains on commodity derivative instruments not associated with current-period transactions Loss on extinguishments of debt - 33.2 Noncontrolling interest in net gains on commodity derivative instruments not associated with current-period transactions Adjusted EBITDA $ 194.1 $ 185.1 Quarter Ended December 31, 9.6 10.6 (0.7) (25.7) 2017 2016 2.4 0.8 - 0.2 40.6 40.0 37.8 34.0

27 Investor Relations: Will Ruthrauff 610-456-6571 ruthrauffw@ugicorp.com Brendan Heck 610-456-6608 heckb@ugicorp.com